IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Prospectus Supplement	231103
dated January 27, 2006

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

Effective March 30, 2006, the fund’s policy of investing its assets exclusively in U.S. government securities and repurchase agreements and forward commitments relating to these investments will be replaced by a policy requiring the fund, under normal circumstances, to invest at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements and forward commitments relating to these investments. The fund will be able to invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities ratings agency, or if unrated, that we determine to be of comparable quality.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.